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                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549


                             FORM 8-K


                          CURRENT REPORT


                  PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934


                            MAY 31, 1995
                 (Date of earliest event reported)


                INTERNATIONAL AMERICAN HOMES, INC.
      (Exact name of registrant as specified in its charter)


          DELAWARE               0-13800                22-2472608
(State or other jurisdiction  (Commission            (I.R.S. Employer
     of incorporation)        File Number)         Identification Number)


 6001 MONTROSE ROAD, ROCKVILLE, MARYLAND                   20852
(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code: (301) 231-8745


NOT APPLICABLE
(Former name or former address, if changed since last report)






                  Exhibit index appears on page 5
                     Total number of pages: 10

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ITEM 5.   OTHER EVENTS

     On May 31, 1995, International American Homes, Inc. (the "Company") effected a reverse split of the Company's outstanding common stock, par value $.01 per share (the "Common Stock"), pursuant to which each 10 shares of outstanding Common Stock were automatically combined and changed into one share of Common Stock. The reverse stock split was approved by a vote of the Company's stockholders at the Annual Meeting of Stockholders which was held on September 13, 1994.

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are filed as part of this report:

1 - Certificate of Amendment of the Restated Certificate of Incorporation of International American Homes, Inc.

2 -  Press Release dated May 31, 1995.


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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.



                   INTERNATIONAL AMERICAN HOMES, INC.




                   By:   /S/ MICHAEL P. VILLA
                        ----------------------------
                        Michael P. Villa
                        Vice President, Treasurer, and Chief Financial Officer


May 31, 1995
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                           EXHIBIT INDEX

Exhibit
Number    Description                                                Page
- - ------    -----------                                                -----

1 -       Certificate   of   Amendment   of  the  Restated
          Certificate  of Incorporation of International
          American Homes, Inc .........................................6

2 -       Press Release dated May 31, 1995 ............................9